Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Note 15. Commitments and ContingenciesNote 15. Commitments and ContingenciesNote 15. Commitments and ContingenciesNote 15. Commitments and Contingencies
Note 15. Commitments and Contingencies
Legal Proceedings
The Company is engaged in an ongoing dispute with a third-party offtaker of one of the Company’s projects as well as the lessor of the property on which the project is located, as the third-party prevented the re-energization of a portion of the project due to certain events. On December 26, 2024, the Company sent a notice of default and demand for payment under the PPA and lease agreement. In January 2025, the third party sent a termination notice with respect to the PPA and lease agreement and offered a settlement amount; the Company did not accept the settlement amount and disputed the third party’s right to terminate. The Company filed a lawsuit in the Superior Court in the State of New Jersey on July 25, 2025. The Company did not accrue any expense related to the dispute as of December 31, 2025 or December 31, 2024.
In October 2025, the Chapter 7 trustee for EVCE sent a letter to the Company seeking information regarding approximately $2.4 million in payments received from EVCE in the year prior to its Bankruptcy Filing. The Company has provided the information initially requested by the trustee, and discussions are ongoing. The trustee has not asserted a formal claim or commenced litigation regarding these payments. The Company currently does not believe a loss is probable, and as such no accrual has been recorded as of December 31, 2025. The Company will continue to monitor the matter and will record a liability if and when it becomes probable and estimable.
On November 15, 2024, two of the Company’s subsidiaries executed a general assignment for the benefit of creditors (the “ABC”), pursuant to which the subsidiaries assigned all of their assets to a third-party assignee to liquidate the assets and distribute the proceeds to creditors. The Company impaired substantially all of the assets of these subsidiaries in 2024 and recorded related liabilities of $15.4 million, which were presented within Accounts payable and accrued expenses on the Consolidated Balance Sheet as of December 31, 2024. In 2025, the deadline for claims through the ABC passed and no claims were made against the Company. As a result, the Company derecognized the liabilities and recorded a gain of $15.4 million in Gain on liability extinguishment in the year ended December 31, 2025 within the Consolidated Statements of Operations.
The Company may become involved in other legal proceedings, administrative proceedings, claims, or other litigation that arise in the ordinary course of business. Individuals and interest groups may sue to challenge the issuance of a permit for a renewable energy project or seek to enjoin construction of a wind energy project. In addition, the Company may be subject to legal proceedings or claims contesting the construction or operation of its renewable energy projects. In defending itself in these proceedings, the Company may incur significant expenses in legal fees and other related expenses regardless of the outcome of such proceedings. Unfavorable outcomes or developments relating to these proceedings, such as judgments for monetary damages, injunctions, or denial or revocation of permits, could have a material adverse effect on the Company's business, financial condition, and results of operations. In addition, settlement of claims could adversely affect the Company's financial condition and results of operations. Other than described above, as of December 31, 2025, the Company is not aware of any legal proceedings that might have a significant adverse impact on the Company.
Letters of Credit
The Company is required to provide security under the terms of several of its PPAs, permits, lease agreements, and other project documents as well as many of its loan agreements. As of December 31, 2025, the Company has provided the requisite security for these agreements in the form of standby letters of credit in the aggregate amount of $200.3 million. As of December 31, 2025, no amounts have been drawn under these letters of credit.
Pledge of Collateral and Unsecured Guarantee of Loans to Subsidiaries
Pursuant to various project loan agreements between the Company's subsidiaries and various lenders, the Company has pledged solar and wind operating assets as well as the membership interests in various subsidiaries as collateral for the loans with maturity dates ranging from March 2027 through approximately March 2037.
Investment in To-Be-Constructed Assets and Membership Interest Purchase Commitments
Pursuant to various engineering, procurement and construction contracts and membership interest purchase agreements to which certain of the Company's subsidiaries are individually a party, the subsidiaries, and indirectly the Company, have committed an amount of approximately $0.2 billion to complete construction of the facilities and the closing of the purchase of membership interests pursuant to all conditions being met under such agreements. In addition, certain procurement contracts contain penalties which require the Company to pay a fixed penalty per watt for any shortfalls in equipment orders placed relative to the minimum order amount. Based upon current construction and closing schedules, the expectation is that these commitments will be fulfilled between 2026 and 2029. The Company plans to use debt and tax equity financing as well as cash on hand to fund such commitments.
Power Purchase Agreements
The Company has long-term PPAs with its offtake customers. Under certain PPAs, the Company is required to deliver agreed-upon quantities based on the agreements for successive periods, typically between one- to five-year rolling periods, over the terms of the PPAs. As of December 31, 2025, the Company was in compliance with all agreed-upon delivery quantities.
Renewable Energy Credit Commitments
The Company's commitments to third parties under REC sales contracts for each of the next five years and thereafter are as follows:

(in thousands)	Number of
Year ended December 31,	RECs
2026	21
2027	21
2028	21
2029	21
2030	20
Thereafter	144
Total	248
Pledge of Parent Company Guarantees
Pursuant to various tax equity structures, which are governed by various agreements to which certain of the Company’s subsidiaries are individually a party, the Company has provided unsecured guarantees to support the commitments and obligations of these underlying tax equity agreements in the maximum amount of $0.9 billion as of December 31, 2025. These guarantees will remain in effect through varying dates between September 15, 2029 and September 15, 2033. As of December 31, 2025, the Company is not aware of any events that could trigger a material obligation under these guarantees.
During the second quarter of 2025, the Company entered into a TCPA related to various solar projects in which the Company has provided an unsecured guarantee for any indemnification obligation, which covers potential losses due to breaches of representations or covenants or disallowance or recapture of the transferred ITCs. The indemnity is capped at 120% of the face value of the transferred ITCs and is subject to a priority from recovery, first from a tax credit insurance policy, and then from the Class B Member. The Company’s guarantee remains in effect until the third quarter of 2033. As of December 31, 2025, the maximum amount of this guarantee is $57.9 million. The Company is not aware of any events that could trigger the Company’s obligation under this guarantee.
In connection with the ECCA entered into on December 24, 2025 (as described in Note 5. Variable Interest Entities), the Company agreed to future payments of $6.4 million of structuring fees to two separate counterparties. The first fee of $5.6 million is due to the counterparty by April 17, 2026, so long as the counterparty remains a party to the ECCA. The second fee of $0.8 million is due to the other counterparty on the earlier of: 1) mechanical completion of the related project, or 2) December 31, 2026.
Refer to Note 2. Significant Accounting Policies Note 5. Variable Interest Entities, Note 14. Income Taxes and Note 16. Related Parties for an additional discussion of the Company’s commitments and contingencies.
Note 11. Commitments and ContingenciesNote 11. Commitments and Contingencies
Note 11. Commitments and Contingencies
Legal Proceedings
The Company was involved in a dispute with a third party who served as both the PPA offtaker for one of the Company’s projects and the lessor of the property on which the project is located. The dispute related to the third party’s prevention of the re-energization of a portion of the project following certain events in 2023. On May 20, 2026, the parties entered into a settlement agreement resolving all claims and disputes, terminating the project’s PPA and site lease, and requiring the Company to decommission and remove the project from the third party’s premises at the Company’s sole cost. As a result of the settlement agreement and the associated obligation to remove the project, the Company remeasured its asset retirement obligation to $0.9 million, which is reported within Accounts payable and accrued expenses on the Consolidated Balance Sheets as of June 30, 2026. The corresponding adjustment increased the carrying value of the related long-lived assets and was included in the asset group’s impairment evaluation during the period. Under the settlement agreement, the third party will provide the Company with total consideration of $7.0 million, payable in two installments of $3.5 million each. The first installment was received on June 4, 2026, and the second installment will be received within 30 days after the Company removes the project from the third party’s premises. The first installment received is reported within Other income (expense), net on the Consolidated Statements of Operations for the three and six months ended June 30, 2026. The second installment was not recognized as of June 30, 2026 because receipt is contingent upon completion of the project removal obligation.
Additionally, the Company recorded impairment charges of $7.9 million for the three months ended June 30, 2026 due to the project’s terminated PPA and site lease, as reported within Impairment of long-lived assets, net and termination costs on the Consolidated Statements of Operations.
On April 17, 2024, Eagle Valley Clean Energy LLC (“EVCE”), a wholly owned subsidiary of the Company, filed a voluntary petition for relief under Chapter 7 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the District of Colorado. In October 2025, the Chapter 7 trustee for EVCE requested information regarding payments made by EVCE to the Company prior to EVCE’s bankruptcy filing. On April 16, 2026, the trustee filed a complaint against the Company and certain affiliates in the United States Bankruptcy Court for the District of Colorado seeking recovery of certain amounts allegedly transferred to the Company prior to EVCE’s bankruptcy filing. On July 27, 2026, the Company and the other named defendants filed an answer to the complaint denying liability and asserting various affirmative defenses. The Company continues to vigorously defend against the claims. The Company does not believe a loss is probable, and accordingly no accrual has been recorded as of June 30, 2026.
On March 11, 2026, a third party filed a complaint in the United States District Court for the Southern District of New York against a wholly owned subsidiary of the Company, alleging breach of contract and anticipatory repudiation under a Membership Interest Purchase Agreement (“MIPA”) executed in March 2023 in connection with the planned acquisition of a solar and battery storage project located in Montana. On March 12, 2026, the subsidiary commenced arbitration proceedings before the American Arbitration Association arising from the same MIPA. The Company disputes the third party’s claims. On July 22, 2026, the court denied the subsidiary’s motion to compel arbitration, concluding that the subsidiary had not established that an alleged settlement agreement containing an arbitration provision was enforceable. The court’s ruling did not address the merits of the underlying claims, and the litigation remains ongoing. Based on the information available as of June 30, 2026, the Company concluded that a loss associated with this matter was probable and reasonably estimable and, accordingly, recorded an accrual of $1.3 million, which is included in Accounts payable and accrued expenses on the Consolidated Balance Sheets, with the corresponding charge recorded in Other income (expense), net on the Consolidated Statements of Operations. The third party has asserted claims and settlement positions substantially in excess of the accrued amount, and the ultimate resolution of the matter may differ from the amount recorded. Accordingly, additional losses in excess of the amount accrued are reasonably possible. Any amounts asserted by the third party as payable under the MIPA are included in the Company’s membership interest purchase commitments disclosed in this note below. The Company will continue to monitor the matter and will reassess the accrual as additional information becomes available.
On September 9, 2025, certain subsidiaries of the Company filed a Demand for Arbitration with the American Arbitration Association against an EPC contractor and its surety relating to module performance issues at a utility-scale solar photovoltaic project. The Company provided formal notice of claims to the EPC contractor, the module manufacturer, and other potentially responsible parties pursuant to applicable project agreements. Discovery under the arbitration is underway, with hearings scheduled to commence in October 2027. The Company cannot predict the timing or the resolution of this matter. The Company will continue to monitor the matter and will record a liability if and when it becomes probable and reasonably estimable.
The Company may become involved in other legal proceedings, administrative proceedings, claims, or other litigation that arise in the ordinary course of business. Individuals and interest groups may sue to challenge the issuance of a permit for a renewable energy project or seek to enjoin construction of a wind energy project. In addition, the Company may be subject to legal proceedings or claims contesting the construction or operation of its renewable energy projects. In defending itself in these proceedings, the Company may incur significant expenses in legal fees and other related expenses regardless of the outcome of such proceedings. Unfavorable outcomes or developments relating to these proceedings, such as judgments for monetary damages, injunctions, or denial or revocation of permits, could have a material adverse effect on the Company's business, financial condition, and results of operations. In addition, settlement of claims could adversely affect the Company's financial condition and results of operations. Other than described above, as of June 30, 2026, the Company is not aware of any legal proceedings that might have a significant adverse impact on the Company.
Letters of Credit
The Company is required to provide security under the terms of several of its PPAs, permits, lease agreements, and other project documents as well as many of its loan agreements. As of June 30, 2026, the Company has provided the requisite security for these agreements in the form of standby letters of credit in the aggregate amount of $192.1 million. As of June 30, 2026, no amounts have been drawn under these letters of credit.
Pledge of Collateral and Unsecured Guarantee of Loans to Subsidiaries
Pursuant to various project loan agreements between the Company's subsidiaries and various lenders, the Company has pledged solar, wind, and battery storage operating assets as well as the membership interests in various subsidiaries as collateral for the loans with maturity dates ranging from June 2027 through 2037.
Investment in To-Be-Constructed Assets and Membership Interest Purchase Commitments
Pursuant to various engineering, procurement and construction contracts and membership interest purchase agreements to which certain of the Company's subsidiaries are individually a party, the subsidiaries, and indirectly the Company, have committed an amount of approximately $0.2 billion to complete construction of the facilities and payments under the agreements pursuant to all conditions being met under such agreements. Based upon current construction and payment schedules, the expectation is that these commitments will be fulfilled between 2026 and 2029. The Company plans to use debt and tax equity financing as well as cash on hand to fund such commitments.
Power Purchase Agreements
The Company has long-term PPAs with its offtake customers. Under certain PPAs, the Company is required to deliver agreed-upon quantities based on the agreements for successive periods, typically between one- to five-year rolling periods, over the terms of the PPAs. As of June 30, 2026, the Company was in compliance with all agreed-upon delivery quantities.
Renewable Energy Credit Commitments
The Company's commitments to third parties under REC sales contracts for each of the next five years and thereafter are as follows:

(in thousands)
Period ended June 30,	Number of RECs
2026-2027	13
2027-2028	21
2028-2029	21
2029-2030	21
2030-2031	20
Thereafter	144
Total	240
Pledge of Parent Company Guarantees
Pursuant to various tax equity structures governed by various agreements to which certain of the Company’s subsidiaries maybe a party, the Company has provided unsecured guarantees to support the commitments and obligations of these underlying tax equity agreements in the maximum amount of $0.9 billion as of June 30, 2026. These guarantees will remain in effect through varying dates between September 15, 2029 and September 15, 2033. As of June 30, 2026, the Company is not aware of any events that could trigger a material obligation under these guarantees.
In 2025, the Company entered into a TCPA related to various solar projects in which the Company provided an unsecured guarantee for any indemnification obligation, which covers potential losses due to breaches of representations or covenants or disallowance or recapture of the transferred ITCs. The indemnity is capped at 120% of the face value of the transferred ITCs and is subject to a priority from recovery, first from a tax credit insurance policy, and then from the Class B Member. The Company’s guarantee remains in effect until the third quarter of 2033. As of June 30, 2026, the maximum amount of this guarantee is $57.9 million. The Company is not aware of any events that could trigger the Company’s obligation under this guarantee.
ASC 842 lease obligations
Maturities of the Company’s ASC 842 lease liabilities for each of the next five years and thereafter are as follows:

(in thousands)
Period ended June 30,	Operating Leases	Finance Leases
2026-2027	$13,688	$12
2027-2028	10,935	—
2028-2029	11,037	—
2029-2030	11,391	—
2030-2031	11,553	—
Thereafter	403,582	—
Total lease payments	462,186	12
Less: Imputed interest	(288,703)	—
Present value of lease liabilities	$173,483	$12
Non-ASC 842 lease obligations
The Company has also entered into certain long-term site control arrangements with landowners that are not within the scope of ASC 842 and therefore are not reflected as ROU assets or lease liabilities on the Company’s Consolidated Balance Sheets. Future minimum payments under the non-cancellable terms of these non-ASC 842 arrangements are as follows for each of the next five years and thereafter:

(in thousands)
Period ended June 30,	Amount
2026-2027	$1,503
2027-2028	1,536
2028-2029	1,569
2029-2030	1,603
2030-2031	1,637
Thereafter	16,919
Total payments	$24,767
Refer to Note 4. Variable Interest Entities and Note 8. Debt for additional discussions of the Company’s commitments and contingencies.